UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021 (September 22, 2021)

Emerald Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 7.01	Regulation FD Disclosure.

On September 22, 2021, Emerald Holding, Inc. (“Emerald” or the “Company") received confirmation from its event cancellation insurers that they have agreed to pay Emerald an additional interim payment of $59.8 million, with $16.8 million allocated to outstanding 2020 event cancellation claims and $43 million allocated to outstanding 2021 event cancellation claims.  Including this additional interim payment, insurance claim payments received or expected to be received to date total $141.5 million out of $167 million in claims submitted for 2020 events and $43 million out of $75 million in claims submitted for 2021 events.

The Company expects to receive the interim payment within thirty days and continues to vigorously pursue the balance of its insurance claims, including additional claims that have yet to be submitted.  The underlying insurance coverage litigation previously disclosed by the Company on February 22, 2021 remains pending, and all outstanding claims, including claims to which the interim payment described herein relates, remain subject to final adjustment.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

The information disclosed in this Current Report on Form 8-K includes certain forward-looking statements regarding the Company’s ability to recover proceeds under its event cancellation insurance policy and the timing and amount of any such recoveries. These statements are based on management’s current expectations which,  although believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2021		EMERALD HOLDING, INC.

	By:	/s/ David Doft
David Doft
Chief Financial Officer